UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

INFINITY RESOURCES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-152959	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 North Scottsdale Road, Suite 140 Scottsdale, Arizona		85257
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 889-2650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 18, 2013, we appointed T. Jeffrey Cheney, Jr. as a Class II director of our company. Mr. Cheney, 38, has served on the City Council of the city of Frisco, Texas since June 2007, serving as Mayor Pro Tem four times. Since January 2003, Mr. Cheney has also served as Broker Associate at Keller Williams Realty, a real estate company. Mr. Cheney is the owner and operator of Frisco-Online.com, an online community forum, and Northstar Property Management, a property leasing and management company. From August 2000 to January 2003, Mr. Cheney served as Director of Portfolio Operations for Highland Capital Management, an investment advisory firm. Mr. Cheney served as Senior Associate – Audit of PriceWaterhouseCoopers from June 1998 to August 2000. Mr. Cheney is a certified public accountant, a registered investment advisor, and a licensed real estate broker. We believe Mr. Cheney’s leadership roles and his accounting experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Mr. Cheney was appointed as a director of our company pursuant to that certain Stockholders Voting Agreement, dated as of July 16, 2013, by and among us; Mitchell A. Saltz and Colton Melby, or the Class P Stockholders; and Brian Dick and Jeff Forte, or the Class D Stockholders. Pursuant to the Stockholders Voting Agreement, the Class P Stockholders and the Class D Stockholders agreed to vote all shares of our common stock owned by them or acquired by them in the future for a board consisting of six Class P Directors as designated by the Class P Stockholders or, in the absence of such designation, a majority of the Class P Directors, and three Class D Directors as designated by the Class D Stockholders, or in the absence of such designation, a majority of the Class D Directors. Mr. Cheney was designated by the Class D Stockholders to be one of the initial three Class D Directors.

There are no other arrangements or understandings pursuant to which Mr. Cheney was appointed as a director of our company. There are no family relationships among any of our directors, executive officers, and Mr. Cheney. There are no related party transactions between us and Mr. Cheney reportable under Item 404(a) of Regulation S-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 18, 2013, we held an annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2016; (2) to provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2012 (“say-on-pay”); (3) to provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers (“say-on-frequency”); (4) to approve our 2012 Incentive Compensation Plan; (5) to approve an amendment to our articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000; (6) to approve an amendment to our articles of incorporation to change our name to Quest Resource Holding Corporation; (7) to authorize our Board of Directors to effect a future amendment to our articles of incorporation to effect a reverse stock split of our common stock with a ratio within a range of 1-for-2 to 1-for-5, with the exact ratio within such range to be determined by our Board of Directors in its discretion; and (8) to ratify the appointment of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2013.

The following directors were elected at the annual meeting:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael F. Golden	84,111,847	—	—
Colton R. Melby	84,111,847	—	—
Barry M. Monheit	84,111,847	—	—

Our stockholders approved the compensation of our named executive officers on a non-binding, advisory basis. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
Say-on-pay proposal	84,054,623	11,806	45,518	—

Our stockholders recommended on a non-binding, advisory basis that the advisory vote on the compensation of our named executive officers be held every year. The results of the vote on this proposal were as follows:

	One Year	Two Years	Three Years	Abstentions	Broker Non- Votes
Say-on-frequency proposal	84,060,553	9,200	23,438	—	—

Based upon these results, our Board of Directors determined to hold an advisory vote on the compensation of our named executive officers every year, until the next required vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers.

Our stockholders approved our 2012 Incentive Compensation Plan. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
Approval of our 2013 Incentive Compensation Plan	84,080,809	5,200	25,938	—

Our stockholders approved an amendment to our articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
Approval of an amendment to our articles of incorporation to increase the total number of authorized shares of common stock	85,649,444	129,671	—	—

Our stockholders approved an amendment to our articles of incorporation to change our name to Quest Resource Holding Corporation. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
Approval of an amendment to our articles of incorporation to change our name to Quest Resource Holding Corporation	85,730,982	10,635	37,500	—

Our stockholders authorized our Board of Directors to effect a future amendment to our articles of incorporation to effect a reverse stock split of our common stock with a ratio within a range of 1-for-2 to 1-for-5, with the exact ratio within such range to be determined by our Board of Directors in its discretion. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
Authorization of our Board of Directors to effect a future amendment to our articles of incorporation to effect a reverse stock split of our common stock with a ratio within a range of 1-for-2 to 1-for-5	85,706,763	72,353	—	—

Our stockholders ratified the appointment of Semple, Marchal and Cooper, LLP as our independent registered public accountants for the fiscal year ending December 31, 2013. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
Ratification of Semple, Marchal and Cooper, LLP as independent registered public accountants	85,678,117	97,000	—	—

Broker non-votes did not affect the outcome of any proposal voted on at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2013	INFINITY RESOURCES HOLDINGS CORP.

	By:	/s/ Brian S. Dick
Brian S. Dick
President and Chief Executive Officer